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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB Number: 3235-0060 Expires: August 31, 2009 Estimated average burden hours per response ..... 5.0

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2010

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan 48304
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 631-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        TriMas Corporation (the "Corporation") for administrative purposes has incorporated the First Amendment through the Fourth Amendment of the TriMas Corporation 2006 Long Term Equity Incentive Plan effective November 1, 2006, each as previously filed with the Securities and Exchange Commission, into a consolidated plan document as of March 26, 2010 (the "2006 Long Term Equity Incentive Plan Composite Document"). The TriMas Corporation 2006 Long Term Equity Incentive Plan Composite Plan Document restates and supercedes the previously approved 2006 Long Term Equity Plan, as amended, and is qualified by the plan document attached hereto and furnished herewith as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
10.1	TriMas Corporation 2006 Long Term Equity Incentive Plan Composite Plan Document as of March 26, 2010.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION
Date:	March 26, 2010	By:	/s/ JOSHUA A. SHERBIN
			Name: Title:	Joshua A. Sherbin Vice President, General Counsel and Corporate Secretary

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES